SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 6, 2005

Beckman Coulter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation	(Commission File Number)	(IRS Employer Identification No.

4300 N. Harbor Boulevard
Fullerton, California 92834-3100
(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant.

Beckman Coulter, Inc. has appointed KPMG LLP (“KPMG”) as the independent auditor for the Beckman Coulter Savings Plan (the “Plan”) for the year ended December 31, 2004. Deloitte & Touche LLP (“Deloitte”) had been the Plan’s independent auditor for the two most recent fiscal years. In April, 2005, Deloitte orally notified Beckman Coulter that it was declining to stand for re-election as the Plan’s independent registered public accounting firm. On May 3, 2005, the Audit & Finance Committee of Beckman Coulter’s Board of Directors approved the selection of KPMG as the auditor for the Plan. On May 6, 2005, Beckman Coulter retained KPMG to provide these services.

Deloitte’s report on the Plan’s financial statement for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Plan’s two most recent fiscal years and any subsequent interim period preceding Deloitte’s declination to stand for re-election, there were not any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Plan’s two most recent fiscal years there were no “reportable events” with respect to the Plan as that term is defined in Regulation S-K, Item 304(a)(1)(v). During the Plan’s two most recent fiscal years, Beckman Coulter did not consult with KPMG with respect to the Plan regarding any of the matters or events described in Regulation S-K, Item 304(a)(2)(i) and 304(a)(2)(ii).

Beckman Coulter provided a copy of this report to Deloitte prior to the date of filing of this report and requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this report. A copy of the letter furnished by Deloitte in response to this request is filed as Exhibit 16.1 to this report. Beckman Coulter also furnished a copy of this report to KPMG and provided it with an opportunity to review the disclosures contained in this report and to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of its views, or the respects in which it does not agree with the statements contained in this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 Letter from Deloitte & Touche dated May 11, 2005 re change in certifying accountant.

EXHIBIT INDEX

Exhibits

16.1                     Letter from Deloitte & Touche dated May 11, 2005 re change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 20, 2005

BECKMAN COULTER, INC.

By:	/s/ JACK E. SOROKIN
Name: Jack E. Sorokin
Title: Assistant General Counsel